UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2018

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Plans.

(e)

On July 20, 2018, Global Eagle Entertainment Limited, a wholly owned United-Kingdom-based subsidiary of Global Eagle Entertainment Inc. (“ParentCo” or “we”), entered into a new employment letter agreement (the “UK Employment Agreement”) with Walé Adepoju—our Executive Vice President & Chief Strategy Officer—in connection with his relocation to our London office (from our Los Angeles office) on August 1, 2018 (the “Relocation Date”). Mr. Adepoju’s existing US employment letter agreement dated July 30, 2014 with ParentCo will terminate on the Relocation Date, and the new UK Employment Agreement will thereafter govern his employment. The compensation terms of his new UK Employment Agreement are substantially the same as his existing US compensation terms, except for the relocation benefits that we describe below.

Pursuant to his new UK Employment Agreement, Mr. Adepoju will receive an initial annual base salary of £310,270 and will be eligible to receive an annual performance bonus under our Annual Incentive Plan, with an initial target of 75% of his annual base salary. Our Board’s Compensation Committee will continue to consider him for equity grants from time to time, and he will continue to participate in the Company’s Change in Control and Severance Plan for Senior Management as a “Tier II” participant. In connection with his relocation, Mr. Adepoju will also receive a one-time relocation expense reimbursement of up to $20,000 (or its GBP equivalent) and a relocation stipend (grossed up for taxes) of $30,000 (or its GBP equivalent).

We qualify the foregoing summary of the UK Employment Agreement by reference to the full text of the UK Employment Agreement, a copy of which we have filed as Exhibit 10.1 hereto and incorporate by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	UK Employment Agreement, dated July 20, 2018, between Global Eagle Entertainment Limited and Walé Adepoju.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

Dated: July 26, 2018